SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 14, 2003

Zomax Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-28426	41-1833089
(Commission File Number)	(I.R.S. Employer Identification Number)

5353 Nathan Lane

Plymouth, Minnesota  55442

(Address of Principal Executive Offices)       (Zip Code)

763-553-9300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

                On April 14, 2003, Zomax Incorporated issued a press release announcing a settlement of litigation with iLogistix and the return of Zomax’s escrow deposit.  The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 7.  Financial Statements and Exhibits.

                (a)           Financial statements:  None.

                (b)           Pro forma financial information:  None.

                (c)           Exhibits:

                                Exhibit 99.              Press release dated April 14, 2003.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 18, 2003

ZOMAX INCORPORATED

By	/s/ John Gelp
John Gelp, Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
April 14, 2003	0-28426

ZOMAX INCORPORATED

EXHIBIT NO.	ITEM
99	Press Release dated April 14, 2003